United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

ODNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia		88-3063875
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8607 Westwood Center Drive, Suite 440

Tysons Corner, Virginia 22182

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (571) 299-6942

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2026, ODNB Financial Corporation (the “Company”) issued a press release announcing its financial results for the third quarter of 2026. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed in or incorporated by reference into this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01 Regulation FD Disclosure.

ODNB Financial Corporation

On October 29, 2026, the Company issued a press release announcing its financial results for the third quarter of 2026. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

National Capital Bancorp, Inc.

On October 29, 2026, National Capital Bancorp, Inc. (“NACB”) issued a press release announcing its financial results for the third quarter of 2026. A copy of the press release is being furnished as Exhibit 99.2 hereto and is incorporated by reference.

The information disclosed in or incorporated by reference into this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of ODNB Financial Corporation dated October 29, 2026 regarding the third quarter 2026 results.

99.2	Press release of National Capital Bancorp, Inc. dated October 29, 2026 regarding the third quarter 2026 results.

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

Important Additional Information and Where to Find It

In connection with the proposed merger of the Company and NACB (the “proposed transaction”), the Company filed with the SEC a registration statement on Form S-4 (File No. 333-297905) on July 31, 2026, as amended on September 16, 2026 and October 6, 2026 (the “Registration Statement”) to register the shares of Company common stock to be issued in connection with the proposed transaction. The Registration Statement includes a joint proxy statement of the Company and NACB, which also constitutes a prospectus of the Company. The Registration Statement was declared effective on October 9, 2026, and each of the Company and NACB commenced mailing the definitive joint proxy statement of the Company and NACB, which also constitutes a prospectus of the Company (the “Joint Proxy Statement/Prospectus”) to their respective shareholders on or about October 14, 2026. Each of the Company and NACB may file with the SEC other relevant documents concerning the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY AND NACB AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NACB, THE PROPOSED TRANSACTION AND RELATED MATTERS. Free copies of the Registration Statement and Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and NACB, may be obtained after their filing at the SEC’s website (http://www.sec.gov). In addition, free copies of the Registration Statement and Joint Proxy Statement/Prospectus also may be obtained by directing a request by email or mail to the Company at shareholders@odnb.bank or 8607 Westwood Center Drive, Suite 400, Tysons Corner, VA 22182, Attention: Investor Relations. These documents also may be obtained by directing a request by mail to NACB at 316 Pennsylvania Avenue, SE, Washington, D.C. 20003, by telephone at 202-851-4483, or by accessing NACB’s website at https://www.nationalcapitalbank.bank under “About Us – Investor Relations.” The information on NACB’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities of the Company or NACB or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

The Company, NACB and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and shareholders of NACB in connection with the proposed transaction. Information about the interests of the directors and executive officers of the Company and NACB and other persons who may be deemed to be participants in the solicitation of shareholders of the Company and shareholders of NACB in connection with the proposed transaction and a description of their direct and indirect interests, by security holding or otherwise, is included in the Joint Proxy Statement/Prospectus. Free copies of the Joint Proxy Statement/Prospectus may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODNB FINANCIAL CORPORATION

Date: October 29, 2026	By:	/s/ Jennifer H. Kim
Jennifer H. Kim
EVP, Treasurer

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